UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22975

AllianzGI Institutional Multi-Series Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30, 2015

(Registrant changed its fiscal year end from November 30)

Date of reporting period: September 30, 2015

Item 1. Report to Shareholders

AllianzGI Institutional Multi-Series Trust

Annual Report

September 30, 2015

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited)

For the period of October 1, 2014 through September 30, 2015, as provided by Mark Roemer, Portfolio Manager.

 Fund Insights

Performance Overview

For the year ended September 30, 2015, the AllianzGI Global Small-Cap Opportunities Portfolio (the “Portfolio”) returned 0.51%, outperforming the MSCI All Country World Small Cap Index (the “benchmark index”), which returned -3.28%. Effective September 30, 2015, the Portfolio’s fiscal year end changed from November 30th to September 30th. For the fiscal reporting period from December 1, 2014 through September 30, 2015, the Portfolio returned -0.87%, outperforming its benchmark index, which returned -4.78%. The discussion that follows, as well as the subsequent performance information, relates to the twelve-month period ended September 30, 2015.

Market Environment

During the twelve-month period the benchmark index’s performance was mixed. From October to May, performance was generally positive, with the benchmark index exhibiting positive performance in seven out of eight months. During this period, investors reacted positively to stimulus packages globally, prospects for healthy earnings growth rates and the European Central Bank’s quantitative easing. However, the market environment rapidly shifted course during the period from June to September 2015, as the benchmark index declined each month. In particular, investors were concerned about the lofty valuation of the local Chinese A share market and the impact of a slowdown in the growth of

China’s gross domestic product, which had ripple effects across both developed and emerging market securities. These concerns were heightened in August following the Chinese government’s decision to devalue the Renminbi, which some market participants suggested could be a sign of constricting growth. The US Federal Reserve’s decision not to raise interest rates during its mid-September meeting left investors debating the direction of markets moving forward, resulting in additional levels of volatility for global small-cap equities.

Country performance was also mixed. European developed market small cap equities, specifically securities from Ireland, Denmark and Italy contributed to positive performance. These results were offset by weakness in emerging markets as commodity-focused countries, such as Colombia and Brazil, underperformed.

Sector performance for the benchmark index was evenly split, with five sectors advancing and five sectors declining. Health care and consumer staples were the best performing sectors, but were offset by meaningful underperformance in the energy and materials sectors.

Portfolio Review

The Portfolio’s outperformance was the result of bottom-up stock selection as well as allocation decisions at both the country and sector level. In addition, the Portfolio’s moderately lower level of risk helped preserve capital given the overall decline in the market.

From a sector standpoint, industrial stocks were the top performers, due to bottom-up stock selection in the airlines and transportation infrastructure industries. A relative underweight position and positive stock selection in the energy sector contributed to positive performance as did bottom-up selections in the information technology sector. Conversely, stock selection in the consumer staples and utilities sectors underperformed the benchmark index during the twelve-month period. The United States was the best performing country due to bottom-up stock selection, followed by stock selections in Australia and China. Meanwhile, stock selections in Japan, Sweden and South Korea underperformed the benchmark index.

The top absolute contributor to performance was Jetblue Airways Corp. Shares of the US-based passenger airline advanced because of declining energy prices and increased demand trends. The largest detractor during the twelve-month period was Salix Pharmaceutical. The US-based developer and marketer of prescription drugs came under pressure following weaker than expected management guidance and the subsequent resignation of its chief financial officer.

 Average Annual Return for the period ended September 30, 2015

	1 Year	Since Inception†
AllianzGI Global Small-Cap Opportunities Portfolio	0.51%	-2.40%
MSCI All Country World Small-Cap Index ††	-3.28%	-6.93%

† The Portfolio began operations on 7/23/14. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 7/31/14.

†† The MSCI All Country World Small-Cap Index captures small cap representation across 23 developed market and 23 emerging market countries. With 6,108 constituents, the index covers about 14% of the free float-adjust market capitalization in each country (as of September 30, 2015). Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 3.36%. This ratio does not include an expense reduction, contractually agreed through March 31, 2016. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current PPM dated March 30, 2015, as supplemented to date.

2	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited) (continued)

Country Allocation (as of September 30, 2015)		Cumulative Returns Through September 30, 2015
United States	52.1%
Japan	8.8%
United Kingdom	5.7%
Australia	4.6%
Taiwan	2.6%
Switzerland	2.6%
China	2.5%
Korea (Republic of)	2.4%
Other	15.8%
Cash & Equivalents — Net	2.9%

Shareholder Expense Example	Actual Performance

Beginning Account Value (4/1/15)	$1,000.00
Ending Account Value (9/30/15)	$939.40
Expenses Paid During Period	$5.88

Hypothetical Performance
(5% return before expenses)
Beginning Account Value (4/1/15)	$1,000.00
Ending Account Value (9/30/15)	$1,019.00
Expenses Paid During Period	$6.12

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (1.21%), multiplied by the average account value over the period, multiplied by 183/365.

3	Annual Report / September 30, 2015

Important Information (unaudited)

AllianzGI Institutional Multi-Series Trust

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

As of September 30, 2015, AllianzGI Institutional Multi-Series Trust (the “Trust”) consisted of one investment series, AllianzGI Global Small-Cap Opportunities Portfolio (“Portfolio”). The Portfolio currently offers one share class.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions, if any were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period April 1, 2015 through September 30, 2015.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Annual Report / September 30, 2015

Schedule of Investments

September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

COMMON STOCK - 97.1%

Australia - 4.6%

Austal Ltd.	18,300	$29,040
Blackmores Ltd.	300	30,841
Echo Entertainment Group Ltd.	20,473	70,054
Qantas Airways Ltd. (c)	34,954	91,767

		221,702

Belgium - 0.3%

Gimv NV	350	15,959

Canada - 1.3%

Cascades, Inc.	4,972	32,079
Just Energy Group, Inc.	4,909	30,237

		62,316

China - 2.5%

Bank of Chongqing Co., Ltd., Class H	42,500	29,387
Chongqing Rural Commercial Bank Co., Ltd., Class H	36,000	20,608
Sohu.com, Inc. (c)	835	34,486
Yuzhou Properties Co., Ltd.	159,000	37,036

		121,517

Denmark - 1.1%

SimCorp A/S (b)	587	29,565
Spar Nord Bank A/S	2,204	25,140

		54,705

France - 2.3%

Altran Technologies S.A.	3,214	37,368
Boiron S.A.	276	26,615
Ipsen S.A.	546	33,870
Synergie S.A.	592	15,460

		113,313

Germany - 1.7%

Aareal Bank AG (b)	2,364	84,080

Hong Kong - 1.8%

Champion REIT	125,000	62,446
Shun Tak Holdings Ltd.	64,000	24,364

		86,810

India - 1.6%

WNS Holdings Ltd. ADR (c)	1,550	43,322
Wockhardt Ltd.	1,407	32,923

		76,245

Israel - 0.5%
Orbotech Ltd. (c)	1,505	23,252

Italy - 0.4%

ASTM SpA	1,385	18,402

Japan - 8.8%

Aisan Industry Co., Ltd.	1,900	17,434
Alps Electric Co., Ltd.	3,600	101,664
Ashikaga Holdings Co., Ltd.	8,000	33,421
Chiyoda Integre Co., Ltd.	900	19,272
Fields Corp.	1,800	24,461
Gunze Ltd.	6,000	18,150
Kuroda Electric Co., Ltd.	1,400	25,985
Nichiha Corp.	1,500	20,729
Nippon Synthetic Chemical Industry Co., Ltd.	4,000	25,018
Ryobi Ltd.	8,000	29,927
T-Gaia Corp.	4,400	68,556
Towa Pharmaceutical Co., Ltd.	300	19,255
Yorozu Corp.	1,100	22,513

		426,385

5	Annual Report / September 30, 2015

Schedule of Investments

September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

Korea (Republic of) - 2.4%

BNK Financial Group, Inc.	1,648	$19,108
KB Insurance Co., Ltd.	768	15,321
Kwang Dong Pharmaceutical Co., Ltd.	2,104	23,069
OCI Materials Co., Ltd.	445	34,477
Tongyang Life Insurance Co., Ltd.	2,157	25,932

		117,907

Mexico - 0.3%

Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A (c)	9,100	13,581

Netherlands - 0.7%

Accell Group	1,655	35,377

New Zealand - 0.7%

Kiwi Property Group Ltd.	41,965	34,593

Poland - 1.8%

Kernel Holding S.A.	7,460	88,545

South Africa - 0.9%

Astral Foods Ltd.	2,336	29,373
Cashbuild Ltd.	705	15,516

		44,889

Switzerland - 2.6%

BKW AG	812	30,994
Cembra Money Bank AG (b)(c)	250	14,784
Swiss Life Holding AG (c)	360	80,304

		126,082

Taiwan - 2.6%

Farglory Land Development Co., Ltd.	36,000	38,094
Grand Pacific Petrochemical	51,000	23,361
Huaku Development Co., Ltd.	14,000	24,380
Pou Chen Corp.	28,000	42,121

		127,956

Thailand - 0.4%

Tipco Asphalt PCL	21,300	17,331

United Kingdom - 5.7%

Clinigen Group PLC (c)	4,026	41,763
Derwent London PLC REIT	1,164	64,161
JD Sports Fashion PLC	1,323	19,113
Micro Focus International PLC	1,250	22,774
Shaftesbury PLC REIT	4,239	58,857
UNITE Group PLC	2,000	19,774
Workspace Group PLC REIT	3,518	49,966

		276,408

United States - 52.1%

Advanced Energy Industries, Inc. (c)	3,440	90,472
Alaska Air Group, Inc.	400	31,780
Allscripts Healthcare Solutions, Inc. (c)	1,270	15,748
American Eagle Outfitters, Inc.	1,700	26,571
Amsurg Corp. (c)	1,205	93,641
Ares Commercial Real Estate Corp. REIT	3,160	37,888
Armour Residential REIT, Inc. REIT	625	12,525
Beneficial Bancorp, Inc. (c)	3,095	41,040
Bob Evans Farms, Inc.	440	19,074
CBIZ, Inc. (c)	3,435	33,732
Express, Inc. (c)	5,210	93,103
First Bancorp	1,110	18,870
Flagstar Bancorp, Inc. (c)	1,320	27,139
Foot Locker, Inc.	600	43,182
Fortinet, Inc. (c)	2,280	96,854
Group 1 Automotive, Inc.	495	42,149
Hanover Insurance Group, Inc.	400	31,080
HD Supply Holdings, Inc. (c)	790	22,610
Health Net, Inc. (c)	1,460	87,921

6	Annual Report / September 30, 2015

Schedule of Investments

September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

HomeStreet, Inc. (c)	3,620	$83,622
Horizon Pharma PLC (c)	2,380	47,172
JetBlue Airways Corp. (c)	4,425	114,032
Knoll, Inc.	1,350	29,673
Leggett & Platt, Inc.	900	37,125
LifePoint Hospitals, Inc. (c)	1,220	86,498
Matrix Service Co. (c)	1,115	25,054
MEDNAX, Inc. (c)	305	23,421
Molina Healthcare, Inc. (c)	550	37,867
Oritani Financial Corp.	2,875	44,907
Owens Corning	2,025	84,868
Oxford Industries, Inc.	770	56,888
Palo Alto Networks, Inc. (c)	200	34,400
Panera Bread Co., Class A (c)	100	19,341
Premier, Inc., Class A (c)	805	27,668
Prestige Brands Holdings, Inc. (c)	2,050	92,578
ServiceMaster Global Holdings, Inc. (c)	925	31,034
Smith & Wesson Holding Corp. (c)	1,450	24,462
Solera Holdings, Inc.	1,235	66,690
Spirit AeroSystems Holdings, Inc., Class A (c)	2,185	105,623
Tableau Software, Inc., Class A (c)	835	66,616
Telephone & Data Systems, Inc.	3,130	78,125
Texas Roadhouse, Inc.	500	18,600
Total System Services, Inc.	945	42,931
Ulta Salon Cosmetics & Fragrance, Inc. (c)	590	96,376
USANA Health Sciences, Inc. (c)	395	52,942
Vail Resorts, Inc.	905	94,735
Vantiv, Inc., Class A (c)	1,830	82,204
VCA, Inc. (c)	695	36,592
Vocera Communications, Inc. (c)	1,920	21,907

		2,529,330

Total Common Stock (cost-$4,664,607)		4,716,685

	Principal Amount (000s)
SHORT-TERM INVESTMENTS - 0.2%

Certificate of Deposit - 0.2%

Citibank Argentina, zero coupon, 3/16/16 (cost-$9,273)	$9	9,273

Total Investments (cost-$4,673,880) (a)-97.3%		4,725,958

Other assets less liabilities-2.7%		130,443

Net Assets-100.0%		$4,856,401

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $1,882,783, representing 38.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)	Affiliated security.

(c)	Non-income producing.

Glossary:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

7	Annual Report / September 30, 2015

Schedule of Investments

September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Specialty Retail	8.3%
Health Care Providers & Services	8.1%
Real Estate Investment Trust	6.6%
Software	5.9%
Thrifts & Mortgage Finance	5.7%
Pharmaceuticals	5.7%
Airlines	5.2%
Hotels, Restaurants & Leisure	4.6%
IT Services	4.3%
Insurance	3.1%
Banks	3.0%
Electronic Equipment, Instruments & Components	2.6%
Real Estate Management & Development	2.5%
Food Products	2.4%
Textiles, Apparel & Luxury Goods	2.4%
Aerospace & Defense	2.2%
Building Products	2.1%
Semiconductors & Semiconductor Equipment	1.9%
Leisure Equipment & Products	1.7%
Personal Products	1.7%
Chemicals	1.7%
Wireless Telecommunication Services	1.6%
Machinery	1.2%
Professional Services	1.0%
Trading Companies & Distributors	1.0%
Life Sciences Tools & Services	0.9%
Auto Components	0.9%
Household Durables	0.8%
Health Care Technology	0.7%
Internet Software & Services	0.7%
Communications Equipment	0.7%
Containers & Packaging	0.7%
Diversified Consumer Services	0.6%
Electric Utilities	0.6%
Multi-Utilities	0.6%
Commercial Services & Supplies	0.6%
Energy Equipment & Services	0.5%
Industrial Conglomerates	0.5%
Electrical Equipment	0.4%
Transportation Infrastructure	0.4%
Construction Materials	0.4%
Capital Markets	0.3%
Consumer Finance	0.3%
Short-Term Investments	0.2%
Other assets less liabilities	2.7%

100.0%

See accompanying Notes to Financial Statements.

8	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Statement of Assets and Liabilities

September 30, 2015

Assets:

Investments, at value	$4,597,529

Investments in Affiliates, at value	128,429

Cash	36,115

Foreign currency, at value	79,653

Receivable from Investment Manager	55,149

Receivable for investments sold	34,639

Dividends and interest receivable (net of foreign withholding taxes)	7,990

Tax reclaims receivable	183

Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 4)	64

Prepaid expenses and other assets	4,169

Total Assets	4,943,920

Liabilities:

Payable for investments purchased	17,179

Trustees Deferred Compensation Plan payable (see Note 4)	64

Accrued expenses and other liabilities	70,276

Total Liabilities	87,519

Net Assets	$4,856,401

Net Assets Consist of: Paid-in-capital	$5,014,362

Undistributed net investment income	29,877

Accumulated net realized loss	(235,939)

Net unrealized appreciation	48,101

Net Assets	$4,856,401

Cost of Investments	$4,548,659

Cost of Investments in Affiliates	$125,221

Cost of Foreign Currency	$83,570

Shares Issued and Outstanding:	334,321

Net Asset Value and Redemption Price Per Share:*	$14.53

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	9	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Statements of Operations

	Period from 12/1/14	Period from 7/23/14 (2)
	through 9/30/15(1)	through 11/30/14

Investment Income:
Dividends, net of foreign withholding taxes*	$90,004	$35,116

Dividends from investments in Affiliates,net of foreign withholding taxes *	681	976

Total Investment Income	90,685	36,092

Expenses:
Investment management	38,321	15,633

Legal	102,524	3,562

Custodian and accounting agent	94,113	19,926

Audit and tax services	31,902	31,906

Offering	25,753	14,247

Shareholder communications	14,206	1,959
Transfer agent	2,536	2,350
Trustees	468	213
Insurance	106	–
Excise tax	61	–
Organizational	–	60,000
Proxy	28	–
Miscellaneous	2,789	3,340
Total Expenses	312,807	153,136

Less: Reimbursement from Investment Manager	(260,824)	(132,292)

Net Expenses	51,983	20,844

Net Investment Income	38,702	15,248

Realized and Change in Unrealized Gain (Loss):
Net realized loss on: Investments	(103,734)	(96,797)
Investments in Affiliates	(31,399)	(4,905)
Foreign currency transactions	(6,171)	(2,644)
Net change in unrealized appreciation/depreciation of: Investments	38,463	10,407
Investments in Affiliates	24,148	(20,940)
Foreign currency transactions	(2,993)	(984)
Net realized and change in unrealized loss	(81,686)	(115,863)
Net Decrease in Net Assets Resulting from Investment Operations	$(42,984)	$(100,615)
*Foreign withholding taxes	$5,740	$3,272

(1)	Fiscal year end changed from November 30th to September 30th.

(2)	Commencement of operations.

See accompanying Notes to Financial Statements	10	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities

Statements of Changes in Net Assets

		Period from
	Period from 12/1/14	7/23/14(2) through
	through 9/30/15(1)	11/30/14

(Decrease) in Net Assets from:

Investment Operations:
Net investment income	$38,702	$15,248

Net realized loss	(141,304)	(104,346)

Net change in unrealized appreciation/depreciation	59,618	(11,517)

Net decrease in net assets resulting from investment operations	(42,984)	(100,615)

Dividends to Shareholders from Net investment income:	(14,423)	–

Fund Share Transactions:
Issued in reinvestment of dividends	14,423	–

Total decrease in net assets	(42,984)	(100,615)

Net Assets:
Beginning of period	4,899,385	5,000,000

End of period*	$4,856,401	$4,899,385

*Including undistributed net investment income of:	$29,877	$13,155

Shares issued in reinvestment of dividends	988	–

(1)	Fiscal year end changed from November 30th to September 30th.
(2)	Commencement of operations.

See accompanying Notes to Financial Statements	11	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Financial Highlights

For a share outstanding throughout each period:

		Period from
	Period from	7/23/14(2)
	12/1/14 through	through
	9/30/15(1)	11/30/14

Net asset value, beginning of period	$14.70	$15.00

Investment Operations:
Net investment income(a)	0.12	0.05

Net realized and change in unrealized loss	(0.25)	(0.35)

Total from investment operations	(0.13)	(0.30)

Dividends to shareholders from net investment income	(0.04)	-

Net asset value, end of period	$14.53	$14.70

Total Return(b)	(0.86)%	(2.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,856	$4,899

Ratio of expenses to average net assets with fee reimbursement(c)(d)	1.22%	1.20%

Ratio of expenses to average net assets without fee reimbursement(c)(d)	7.06%	4.88%

Ratio of net investment income to average net assets(c)(d)	0.91%	0.88%

Portfolio turnover rate	152%	56%

(1)	Fiscal year end changed from November 30th to September 30th.
(2)	Commencement of operations.
(a)	Calculated on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Certain expenses incurred were not annualized.

See accompanying Notes to Financial Statements	12	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Notes to Financial Statements

September 30, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AllianzGI Institutional Multi-Series Trust (the “Trust”) was organized on June 3, 2014, as an open-end registered investment company organized as a Massachusetts business trust, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services-Investment Companies. As of September 30, 2015, the Trust consisted of one investment series, AllianzGI Small-Cap Opportunities Portfolio (the “Portfolio”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) serves as the Portfolio’s investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) serves as the Portfolio’s sub-adviser. AGIFM and AllianzGI U.S. are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Shares of the Portfolio have not been registered for public sale and are currently offered and sold on a private placement basis in accordance with Rule 506(c) of Regulation D under the Securities Act of 1933, as amended. Currently, the Trust has authorized one class of shares.

The Portfolio sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the periods ended September 30, 2015 and November 30, 2014, as indicated:

Date	Shares	Amount

7/23/14	333,333	$5,000,000

The investment objective of AllianzGI Global Small-Cap Opportunities is to seek long-term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolio’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) 2014-11 that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 became effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-7 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured at net asset value per share (“NAV”) (or its equivalent) using the practical expedient. The ASU 2015-07 is effective for annual periods beginning after December 15, 2015, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the Portfolio’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market

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Notes to Financial Statements

September 30, 2015 (continued)

value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The NAV of the Portfolio is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Portfolio is calculated. With respect to certain foreign securities, the Portfolio may fair-value securities using modeling tools provided by third-party vendors. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolio for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Portfolio may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Portfolio.

(b) Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
●	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

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Notes to Financial Statements

September 30, 2015 (continued)

●	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the period ended September 30, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2015 in valuing the Portfolio’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	9/30/15

Investments in Securities - Assets
Common Stock:
Australia	—	$221,702	—	$221,702
Belgium	—	15,959	—	15,959
China	$34,486	87,031	—	121,517
Denmark	—	54,705	—	54,705
France	26,615	86,698	—	113,313
Germany	—	84,080	—	84,080
Hong Kong	—	86,810	—	86,810
India	43,322	32,923	—	76,245
Italy	—	18,402	—	18,402
Japan	—	426,385	—	426,385
Korea (Republic of)	—	117,907	—	117,907
New Zealand	—	34,593	—	34,593
Poland	—	88,545	—	88,545
South Africa	15,516	29,373	—	44,889
Switzerland	30,994	95,088	—	126,082
Taiwan	—	127,956	—	127,956
Thailand	—	17,331	—	17,331
United Kingdom	19,113	257,295	—	276,408
All Other	2,663,856	—	—	2,663,856
Short-Term Investments	—	9,273	—	9,273

Totals	$2,833,902	$1,892,056	—	$4,725,958

At September 30, 2015, the Portfolio had transfers of $49,966 from Level 1 to Level 2. This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at November 30, 2014, which was applied on September 30, 2015.

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AllianzGI Global Small-Cap Opportunities Portfolio

Notes to Financial Statements

September 30, 2015 (continued)

(c) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Portfolio, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security.

(d) Federal Income Taxes. The Portfolio intends to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolio may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of September 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolio’s federal income tax returns since inception remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders. The Portfolio declares dividends and distributions from net investment income and net realized capital gains, if any, annually. The Portfolio records dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation. The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements. The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement.

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Notes to Financial Statements

September 30, 2015 (continued)

Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio requires that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

(h) Organizational and Offering Costs. Organizational costs are expensed at the inception of the Portfolio. Offering costs are amortized over a twelve-month period from the inception of the Portfolio.

2. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging markets currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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Notes to Financial Statements

September 30, 2015 (continued)

3. FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times uses derivatives for hedging purposes, the Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolio enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolio’s Statement of Assets and Liabilities.

The following is a summary of the Portfolio’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Operations for the period ended September 30, 2015:

Location	Foreign Exchange Contracts

Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$1,458

There was no effect of derivatives on the Statement of Operations for the period ended November 30, 2014 as the Portfolio did not have any derivative activity during the year.

4. INVESTMENT MANAGER/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee. The Portfolio has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of 0.90% of the Portfolio’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Distribution Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an indirect, wholly owned subsidiary of AAM, the Investment Manager and the Sub-Adviser serves as the distributor of the Portfolio’s shares pursuant to a Distribution Contract. The Distributor currently receives no compensation in connection with the services it provides under the Distribution Contract.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place at the beginning of this calendar year and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to

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Notes to Financial Statements

September 30, 2015 (continued)

receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5. EXPENSE LIMITATION AND RECOUPMENT

The Portfolio and the Investment Manager have entered into an Expense Limitation Agreement. The Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee and/or reimburse the Portfolio, to the extent that, Total Annual Portfolio Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed 1.20%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursements. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

During the periods ended November 30, 2014 and September 30, 2015, the Investment Manager did not recoup any expenses from the Portfolio. The following represents the amounts that still can be recouped by the Investment Manager:

Unrecouped Expenses Waived/Reimbursed through

Fiscal Year ended

	11/30/2014	9/30/2015	Totals

AllianzGI Global Small-Cap Opportunities	$ 132,292	$ 260,824	$ 393,116

6. INVESTMENTS IN SECURITIES

For the period ended September 30, 2015, purchases and sales of investments, other than short-term securities were $7,391,977 and $7,466,481, respectively.

7. INCOME TAX INFORMATION

At September 30, 2015, the components of distributable earnings were:

Ordinary Income
AllianzGI Global Small-Cap Opportunities	$29,788

The tax character of dividends and distributions paid was:

	Period ended	Period or Year ended
	September 30, 2015	November 30, 2014

	Ordinary Income	Ordinary Income

AllianzGI Global Small-Cap Opportunities	$14,423	$-

At September 30, 2015, capital loss carryforward amounts were:

	No Expiration(1)

	Short-Term	Long-Term

AllianzGI Global Small-Cap Opportunities	$235,613	$-

(1)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

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Notes to Financial Statements

September 30, 2015 (continued)

For the period ended September 30, 2015, permanent “book-tax” adjustments were:

Undistributed
	(Dividends in Excess	Accumulated Net
	of) Net Investment	Realized
	Income	Gain(Loss)	Paid-in Capital

AllianzGI Global Small-Cap Opportunities (a)(b)(c)(d)	$(7,557)	$7,618	$(61)

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of non-deductible expenses

(b)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)

(c)	Reclassification of gains and losses from foreign currency transactions

(d)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At September 30, 2015, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

				Net Unrealized
	Federal Tax Cost	Unrealized	Unrealized	Appreciation
	Basis(2)	Appreciation	Deprecation	(Depreciation)

AllianzGI Global Small-Cap Opportunities	$4,674,053	$329,300	$277,395	$51,905

(2) Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, and return of capital distributions from REITs.

8. SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Portfolio may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to the Portfolio.

At September 30, 2015, AFI held 100% of the outstanding shares in the Portfolio.

9. AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year.

The table below represents transactions in and earnings from these affiliated issuers during the period ended September 30, 2015:

	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 9/30/2015	Dividend Income	Net Realized Gain(Loss)

Aareal Bank AG	$—	$89,319	$—	$(5,239)	$84,080	$—	$—
Andersons, Inc. †	55,661	—	(55,042)	—	—	—	(11,982)
Cal-Maine Foods, Inc. †	36,017	—	(31,351)	—	—	217	(10,123)
Cembra Money Bank AG††	—	15,428	—	(644)	14,784	—	—
Meritor, Inc. †,††	22,387	—	(18,775)	—	—	—	(2,460)
Select Medical Holdings Corp. †	44,733	—	(42,018)	—	—	182	(6,834)
SimCorp A/S ††	—	20,474	—	9,091	29,565	282	—

Totals	$158,798	$125,221	$(147,186)	$3,208	$128,429	$681	$(31,399)

† Not affiliated at September 30, 2015.

†† Not affiliated at November 30, 2014.

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Notes to Financial Statements

September 30, 2015 (continued)

The tables below represents earnings from affiliated issuers during the period ended November 30, 2014:

	Dividend	Net Realized
	Income	Gain(Loss)

Andersons, Inc.	$193	$(4,905)
Cal-Maine Foods, Inc.	164	—
Select Medical Holdings Corp.	619	—

Totals	$976	$(4,905)

The percentages and market values below represent portfolio holdings that were considered affiliated at September 30, 2015:

			Market Value
	Sub-		as a
	Adviser’s		% of Fund’s
Issuer Name	% Holding	Market Value	Net Assets

Aareal Bank AG	8.01%	$84,080	1.73%
Cembra Money Bank AG	6.01%	14,784	0.30%
SimCorp A/S	13.04%	29,565	0.61%

Totals		$128,429	2.64%

10. FUND EVENTS

On September 28, 2015, AllianzGI U.S. Unconstrained Equity Portfolio liquidated as series of the Trust.

11. BORROWINGS

On July 31, 2015, the Trust entered into a new credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Funds Multi-Strategy Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement has a 364 day term and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Portfolio did not utilize the line of credit during the period ended September 30, 2015.

12. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective October 30, 2015, AllianzGI Advanced Core Bond Portfolio commenced operations as a series of the Trust.

There were no other subsequent events identified that require recognition or disclosure.

21	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of AllianzGI Institutional Multi-Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Global Small-Cap Opportunities Portfolio, a fund of the AllianzGI Institutional Multi-Series Trust (hereafter referred to as the “Portfolio”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2015

22	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Unaudited

Changes to the Board of Trustees/Federal Tax Information

Changes to Board of Trustees:

Effective September 11, 2015, Susan M. King resigned as an Interested Trustee of the Trust.

Effective October 8, 2015, Barbara R. Claussen became an Interested Trustee of the Trust.

Federal Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2015, are designated as “qualified dividend income”:

AllianzGI Global Small-Cap Opportunities	100%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended September 30, 2015, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Global Small-Cap Opportunities	97%

23	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Unaudited

Privacy Policy

September 30, 2015

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

24	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Unaudited

Privacy Policy

September 30, 2015 (continued)

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

25	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Unaudited

Board of Trustees

Name, Year of Birth, Position(s) Held with Trust, Length

of Service, Other Trusteeships/Directorships

Held by Trustee; Number of Portfolios in Fund

Complex/Outside Fund Complexes Currently

Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2014 Trustee/Director of 93 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2009); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).

F. Ford Drummond Year of Birth: 1962 Trustee since: 2014 Trustee/Director of 68 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex Director, BancFirst Corporation.	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2014

Trustee/Director of 93 funds in Fund Complex

Trustee/Director of 43 funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee,

Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).

James A. Jacobson

Year of Birth: 1945

Trustee since: 2014

Trustee/Director of 93 funds in Fund Complex

Trustee/Director of 18 funds outside the Fund Complex, Trustee,

Alpine Mutual Funds

Complex (consisting of 18 funds)

Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).

Hans W. Kertess Year of Birth: 1939 Trustee since: 2014 Trustee/Director of 93 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).

James S. MacLeod Year of Birth: 1947 Trustee since: 2014 Trustee/Director of 68 funds in Fund Complex Director, Sykes Enterprises, Inc.	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2014 Trustee/Director of 93 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2014 Trustee/Director of 93 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director (Formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005); Trustee, NYU Langone Medical Center (since 2007); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).

Davey S. Scoon

Year of Birth: 1946

Trustee since: 2014

Trustee/Director of 67 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).

Barbara R. Claussen Year of Birth: 1956 Trustee since: 2015 Trustee/Director of 68 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex

Chief Administrative Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2013); Managing Director of Allianz Global Investors U.S. LLC; Chief Administrative Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board, Interim Global Chief Operating Officer Liaison and Chief Risk Officer of Allianz Global Investors Capital LLC (2008-2011).

Julian Sluyters Year of Birth: 1960 Trustee since: 2014 Trustee/Director of 68 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex and Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

26	Annual Report / September 30, 2015

AllianzGI Global Small-Cap Opportunities Portfolio

Unaudited

Officers

Name, Year of Birth, Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years:

Julian Sluyters 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1960 Trustee, President and Chief Executive Officer since: 2014

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex and Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2014

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 68 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2014

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 68 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1975 Chief Compliance Officer since: 2014

Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 68 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1961 Assistant Treasurer since: 2014	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 68 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1974 Assistant Treasurer since: 2014	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 68 funds in the Fund Complex.

Scott Whisten 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1971 Assistant Treasurer since: 2014	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 68 funds in the Fund Complex.

Paul Koo (1) 555 Mission Street, Suite. 1700 San Francisco, CA 94105 Year of Birth: 1964 Assistant Secretary since: 2014

Director, Deputy Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of NFJ Investment Group LLC; and Assistant Secretary of 61 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

(1) Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

27	Annual Report / September 30, 2015

Trustees
Davey S. Scoon	Investment Manager
Chairman of the Board of Trustees	Allianz Global Investors Fund Management LLC
Barbara R. Claussen	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
F. Ford Drummond
Bradford K. Gallagher	Sub-Adviser
James A. Jacobson	Allianz Global Investors U.S. LLC
Hans W. Kertess	1633 Broadway
James S. MacLeod	New York, NY 10019
William B. Ogden, IV
Alan Rappaport	Distributor
Julian Sluyters	Allianz Global Investors Distributors LLC
1633 Broadway
Officers	New York, NY 10019
Julian Sluyters
President & Chief Executive Officer	Custodian & Accounting Agent
Lawrence G. Altadonna	State Street Bank & Trust Co.
Treasurer, Principal Financial & Accounting Officer	801 Pennsylvania Avenue
Thomas J. Fuccillo	Kansas City, MO 64105
Vice President, Secretary & Chief Legal Officer
Thomas L. Harter	Transfer Agent
Chief Compliance Officer	Boston Financial Data Services, Inc.
Scott Whisten	330 West 9th Street, 5th Floor
Assistant Treasurer	Kansas City, MO 64105
Richard J. Cochran
Assistant Treasurer	Independent Registered Public Accounting Firm
Orhan Dzemaili	PricewaterhouseCoopers LLP
Assistant Treasurer	300 Madison Avenue
Paul Koo	New York, NY 10017
Assistant Secretary
Legal Counsel
Ropes & Gray LLC
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, private placement memorandum, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

AGI-2015-10-05-13427

AZ753AR_093015

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,200 in 2014 and $20,600 in 2015.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2014 and $0 in 2015.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $24,280 in 2014 and $11,310 in 2015. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Institutional Multi-Series Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2014 Reporting Period was $3,966,727 and 5,294,251.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AllianzGI Institutional Multi-Series Trust

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: December 2, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: December 2, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: December 2, 2015